UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 31, 2019, Old Point Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results of the Company’s Annual Meeting of Stockholders held on May 28, 2019 (the “2019 Annual Meeting”), including the advisory, non-binding vote on the frequency of future advisory, non-binding votes on the compensation of the Company’s named executive officers. The sole purpose of this Current Report on Form 8-K/A is to disclose the Company’s decision regarding how frequently it will hold future advisory, non-binding votes on the compensation of the Company’s named executive officers. No other changes have been made to the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company’s stockholders cast an advisory, non-binding vote on whether the advisory, non-binding vote on the compensation of the Company’s named executive officers should occur every 1, 2 or 3 years. As reported in the Original Report, the results of the stockholder vote on the frequency of future advisory, non-binding votes on the compensation of the Company’s named executive officers were as follows:

	1 Year	2 Year	3 Year	Abstain	Broker Non- Votes
Recommendation of the Frequency of Future Advisory, Non-Binding Votes on the Compensation of the Company’s Named Executive Officers	3,522,560	16,777	109,087	158,161	574,481

After consideration of the results of the advisory, non-binding vote on the frequency of future advisory, non-binding votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors (the “Board”) has determined that it will hold an annual advisory, non-binding vote on the compensation of the Company’s named executive officers until the next required stockholder vote on the frequency of such votes or the Board otherwise determines that a different frequency for such votes is in the best interests of the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: October 21, 2019
/s/ Robert F. Shuford, Sr.

Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer